Exhibit 21.1

Entity Name	Country
AB Qualitrol AKM	Sweden
Abek LLC	United States
AFS Forecourt Solutions Pty. Ltd.	South Africa
American Precision Industries Inc.	United States
Anderson Instrument Co. Inc.	United States
ANGI Energy Systems LLC	United States
Anhui Shifu Instruments Co. Ltd.	China
API Harowe (St.Kitts) Ltd.	St.Kitts
Automated Fuel Systems Group Pty. Ltd.	South Africa
Autotank Holding AB	Sweden
Ball Screws and Actuators Co. Inc.	United States
Beaverton LLC	United States
Beijing Fluke Shilu Instruments Maintenance & Service Co. Ltd.	China
Bobinas del Sur SA de CV	Mexico
CNRG India	India
Comark Instruments Inc.	United States
Danaher ICG Japan Co. Ltd.	Japan
Danaher Motion (Hong Kong) Ltd.	Hong Kong
Danaher Motion I Flen AB	Sweden
Danaher Motion Japan Co. Ltd.	Japan
Danaher Setra-ICG (Tianjin) Co. Ltd.	China
Danaher UK Industries Ltd.	United Kingdom
Datapaq Inc.	United States
Datapaq Ltd.	United Kingdom
DH Real Estate LLC	United States
DH Servicios Columbia SAS	Colombia
Diagnostic Monitoring Systems Ltd.	United Kingdom
DOMS Aps	Denmark
DOMS Metrology ApS	Denmark
Dynapar Corporation	United States
Eurowatch-Central Ltd.	United Kingdom
Eye LP	Canada
Fafnir GmbH	Germany
FL MENA FZ-LLC	United Arab Emirates
Fleet Management Solutions Inc.	United States
Fluke (UK) Ltd.	United Kingdom
Fluke Australia Pty. Ltd.	Australia
Fluke Austria GmbH	Austria
Fluke Belgium NV/SA	Belgium
Fluke Biomedical Holding Company	United States
Fluke Biomedical LLC	United States
Fluke CIS LLC	Russia
Fluke Corporation	United States
Fluke Danmark A/S	Denmark
Fluke Deutschland GmbH	Germany
Fluke do Brasil Ltda.	Brazil

Fluke Electronics (Malaysia) Sdn. Bhd.	Malaysia
Fluke Electronics Corporation	United States
Fluke Europe BV	Netherlands
Fluke Finland Oy	Finland
Fluke France SAS	France
Fluke Iberica SL	Spain
Fluke Industrial BV	Netherlands
Fluke International Holding BV	Netherlands
Fluke Italia Srl	Italy
Fluke Korea Co. Ltd.	Korea
Fluke LLC	United States
Fluke Nederland BV	Netherlands
Fluke Norge AS	Norway
Fluke Precision Measurements Ltd.	United Kingdom
Fluke Shanghai Corporation	China
Fluke South East Asia Pte. Ltd.	Singapore
Fluke Sverige AB	Sweden
Fluke Switzerland GmbH	Switzerland
Fluke Technologies Pvt. Ltd.	India
Fortive (Shanghai) Enterprise Management Consulting Co. Ltd.	China
Fortive Corporation	United States
FTV Business Services LLC	United States
FTV Employment Services LLC	United States
G&L Motion Control Inc.	United States
Gems Sensors Inc.	United States
Gems Sensors Ltd.	United Kingdom
Gems Sensors Pension Trustees Ltd.	United Kingdom
GHoldCo 2 GmbH	Germany
GHoldCo GmbH	Germany
GID Acquisition Company	United States
Gilbarco (NZ) (New Zealand)	New Zealand
Gilbarco ACIS [Serbia] doo	Serbia
Gilbarco ACIS Kft.	Hungary
Gilbarco ACIS Srl	Romania
Gilbarco AFS DRC Sarl	Congo
Gilbarco Australia Pty. Ltd.	Australia
Gilbarco Canada LP	Canada
Gilbarco China Co. Ltd.	China
Gilbarco GmbH & Co. KG	Germany
Gilbarco Hong Kong Ltd.	Hong Kong
Gilbarco Inc.	United States
Gilbarco International Inc.	United States
Gilbarco Latin America Andina Ltda.	Chile
Gilbarco Latin America Srl	Argentina
Gilbarco Outcast Media LLC	United States
Gilbarco Srl	Italy
Gilbarco Veeder Root India Pvt. Ltd.	India

Gilbarco Veeder Root Sp. zoo	Poland
Gilbarco Veeder-Root AB	Sweden
Gilbarco Veeder-Root AS	Norway
Gilbarco Veeder-Root Asia Pte. Ltd.	Singapore
Gilbarco Veeder-Root Egypt LLC	Egypt
Gilbarco Veeder-Root Korea Inc.	Korea
Gilbarco Veeder-Root OU	Estonia
Gilbarco Veeder-Root Sdn. Bhd.	Malaysia
Gilbarco Veeder-Root SIA	Latvia
Gilbarco Verwaltungs GmbH	Germany
GVR Finland Oy	Finland
Hach Lange North Africa	Morocco
Heat Transfer Guarantee Co. LLC	United States
Hecon Properties Inc.	United States
Hengstler GmbH	Germany
Hengstler sro Kezmarok	Slovakia
Hennessy LLC	United States
ICG Holdings Srl	Italy
Industrial Sensors Inc.	United States
Infrared Integrated Systems Ltd.	United Kingdom
Intervest Srl	Argentina
Invetech Inc.	United States
Invetech Pty. Ltd.	Australia
Iris Power LP	Canada
Iris Power Nova Scotia GP ULC	Canada
Irisys Technologies Inc.	United States
Jacobs (Suzhou) Vehicle Systems Co. Ltd.	China
Jacobs Vehicle Systems Inc.	United States
Janos Technology LLC	United States
KACO Elektrotechnik GmbH	Germany
Keithley (Beijing) Measurement Instrument Co.	China
Keithley Germany Holdings Ltd.	Cayman Islands
Keithley Instruments Inc.	United States
Keithley Instruments International Corp.	United States
Kollmorgen Automation AB	Sweden
Kollmorgen Corporation	United States
Kollmorgen Europe GmbH	Germany
Kollmorgen Srl	Italy
Kollmorgen sro	Czech Republic
Launchchange South Africa Pty. Ltd.	South Africa
Logitron International Sarl	Luxembourg
Martel Electronics Corp.	United States
Matco Tools Canada	Canada
Matco Tools Corporation (fka NMTC Inc.)	United States
Maxtek Components Corporation	United States
MCS Kollmorgen Comercio e Industria Ltda.	Brazil
Metron USA Inc.	United States

Mixed Signals Inc.	United States
Moonsilk Ltd.	United Kingdom
Motion Engineering Incorporated	United States
Navman Wireless Australia Pty. Ltd.	Australia
Navman Wireless China	China
Navman Wireless de Mexico S de RL de CV	Mexico
Navman Wireless de Mexico Servicios S de RL de CV	Mexico
Navman Wireless Holdings LP	United States
Navman Wireless International Holdings Ltd.	United Kingdom
Navman Wireless Italia Srl	Italy
Navman Wireless New Zealand	New Zealand
Navman Wireless North America Ltd.	United States
Navman Wireless Taiwan Corp.	Taiwan
Navman Wireless UK Ltd.	United Kingdom
Neff Holding GmbH	Germany
Negele Messtechnik GmbH	Germany
Neoptix Canada LP	Canada
New TFFC	Japan
NMTC Partners Inc.	Canada
NOGLIA Vermogensverwaltung GmbH	Germany
Odysii Technologies Ltd.	Israel
OOO Autotank	Russia
Pacific Scientific Energetic Materials (California) LLC	United States
Pacific Scientific Energetic Materials Company (California) LLC	United States
PacSci Motion Control Inc.	United States
Picosecond Pulse Labs Inc.	United States
Portescap India Pvt. Ltd.	India
Portescap International SA	Switzerland
Portescap SA	Switzerland
Portescap US Inc.	United States
Postec Data Systems Australia Pty. Ltd.	Australia
Prozess und Maschinen Automation GmbH	Germany
Qualitrol Company LLC	United States
Raytek Corporation	United States
Raytek do Brasil Ltda.	Brazil
Raytek GmbH	Germany
Senstronics Holdings Ltd. (50%)	United Kingdom
Senstronics Ltd.	United Kingdom
Serveron Corp.	United States
Serveron Holding Corp.	United States
Service Station Products Company	United States
Setra Systems Inc.	United States
Sonix Inc.	United States
Sonix Korea Ltd.	Korea
Sonix Taiwan Ltd.	Taiwan
Sonix Technologies (M) Sdn. Bhd.	Malaysia
Stratema Ltda.	Brazil

Superior Electric Holding Group LLC	United States
SyntheSys Research Inc.	United States
Tektronix (Barbados) Ltd.	Barbados
Tektronix (China) Co. Ltd.	China
Tektronix (India) Private Ltd.	India
Tektronix AB	Sweden
Tektronix Asia Investment Ltd.	Cayman Islands
Tektronix Asia Ltd.	United States
Tektronix Canada Inc.	Canada
Tektronix China Holdings Ltd.	Cayman Islands
Tektronix China Investments Ltd.	Cayman Islands
Tektronix China Trading	China
Tektronix Development Company	United States
Tektronix Export Inc.	United States
Tektronix Foundation	United States
Tektronix Ges.mbH	Austria
Tektronix GmbH	Germany
Tektronix Holland BV	Netherlands
Tektronix Hong Kong Ltd.	Hong Kong
Tektronix IC DISC Inc.	United States
Tektronix Inc.	United States
Tektronix Industria e Comercio Ltda.	Brazil
Tektronix Instruments Malaysia Sdn. Bhd.	Malaysia
Tektronix International Inc.	United States
Tektronix International Sales GmbH	Switzerland
Tektronix Korea Ltd.	Korea
Tektronix Netherlands Holding BV	Netherlands
Tektronix SA de CV	Mexico
Tektronix SAS	France
Tektronix Southeast Asia Pte. Ltd.	Singapore
Tektronix Srl	Italy
Tektronix Taiwan Ltd.	Taiwan
Tektronix UK Ltd.	United Kingdom
Teletrac Holdings Inc.	United States
Teletrac Inc.	United States
Teletrac Navman (UK) Ltd.	United Kingdom
TFH Company LLC	United States
TGA Asiapac Holdings LLC	United States
TGA Cayman Finance Ltd.	Cayman Islands
TGA CI Finance Limited	Cayman Islands
TGA Finance (Cayman Islands) Ltd.	Cayman Islands
TGA Germany3 GmbH	Germany
TGA Holding Australia II Pty Ltd	Australia
TGA Holding Australia Pty Ltd	Australia
TGA Holdings I (Cayman) Ltd.	Cayman Islands
TGA Holdings II (Cayman) Ltd.	Cayman Islands
TGA Italy Holdings I Srl	Italy

TGA Netherlands B.V.	Netherlands
TGA Netherlands Holdings B.V.	Netherlands
TGA North Europe Holdings LLC	United States
TGA QCLLC Holdco LLC	United States
TGA UK Alpha Ltd	United Kingdom
TGA UK Finance Ltd	United Kingdom
TGA UK Holdings Limited	United Kingdom
TGA UK Omega Ltd	United Kingdom
Thomson Industries Inc.	United States
Thomson Industries S de RL de CV	Mexico
Thomson Linear LLC	United States
Thomson Neff GmbH	Germany
TMX Acquisition LLC	United States
TMX Holding LLC	United States
Tollo Linear AB	Sweden
Trafficmaster Traffic Services Ltd.	United Kingdom
TRANSIT Solutions Pty. Ltd.	South Africa
UAB Autotank	Lithuania
Unfors RaySafe (India) Pvt. Ltd.	India
Unfors RaySafe (Shanghai) Trading Co. Ltd.	China
Unfors RaySafe AB	Sweden
Unfors RaySafe GmbH	Germany
Unfors RaySafe Inc.	United States
Unfors RaySafe KK	Japan
Unfors RaySafe Ltd.	United Kingdom
Unfors RaySafe Pte. Ltd.	Singapore
Universal Technic SAS	France
Veeder-Root Company	United States
Veeder-Root FuelQuest, LLC	United States
Veeder-Root LLC	United States
Veeder-Root Petroleum Equipment Shanghai	China
Venture Measurement Company LLC	United States
WA7 Sarl	France
Wermex Corporation	United States